Inventories	12 Months Ended
Dec. 31, 2023
Inventories
Inventories

Note 21 Inventories

Inventory is recognized as the lower of the acquisition cost and the net realizable value. The acquisition cost for completed goods and goods being manufactured comprises raw materials and other direct costs and applicable indirect manufacturing costs. The net realizable value is the estimated sale price in operating activities after deduction of sales cost.

	December 31,
	2023	2022
Raw materials	9,058	1,855
Work in progress	4,677	937
Finished goods	6,693	855
Total	20,428	3,647

Inventories recognized as cost of sales amounted to SEK 22,248, SEK 3,179 in 2023 and 2022, respectively. No inventories were recognized as cost of sales in 2021. Write-downs of inventories amounted to SEK 66 in 2023. No write-downs of inventories have occurred in 2022 and 2021, respectively.